                                                                 Exhibit 10-4

                                                             DRAFT OF 4/17/02

                            SIXTH AMENDMENT AGREEMENT

         THIS SIXTH AMENDMENT AGREEMENT ("Agreement") is made as of the ___ day of April, 2002, by and among BANK ONE, NA (fka Bank One, Akron, NA) ("Lender"), LEXINGTON PRECISION CORPORATION, a Delaware corporation ("LPC"), and LEXINGTON RUBBER GROUP, INC. (FKA LEXINGTON COMPONENTS, INC.), a Delaware corporation ("LRG", hereinafter LPC and LRG are referred to each as "Borrower" singularly and referred to jointly and severally as "Borrowers", which term shall mean each of the companies individually and both of the companies collectively).

         WHEREAS, Borrowers and Lender are parties to a certain Credit Facility and Security Agreement, including Rider A thereto, dated as of January 31, 1997, as amended and as it may from time to time be further amended, supplemented or otherwise modified, which provides for certain credit facilities all upon the terms and conditions set forth therein ("Credit and Security Agreement");

         WHEREAS, Borrowers and Lender desire to amend the Credit and Security Agreement to add a new facility thereunder and to modify certain other provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit and Security Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrowers and Lender agree as follows:

         1. Section 2(B)(2)(a) and Section 2(B)(2)(b) are hereby amended by deleting them in their entirety and by inserting in place thereof the following:

                           (a) INTEREST. The North Canton Term Loan shall bear
                  interest at a rate on the unpaid principal balance until the date paid in full at a rate per annum equal to the Base Rate plus three-fourths of one percent (3/4%), such interest being payable monthly on the first day of each calendar month, commencing May 1, 2002 and continuing on the first day of each calendar month thereafter. Interest shall be computed on a three hundred sixty (360)-day year basis based upon the actual number of days elapsed.

                           (b) FIXED PRINCIPAL INSTALLMENTS. Subject otherwise
                  to the terms and provisions of the North Canton Term Note, the principal balance of the North Canton Term Loan shall be payable in two (2) consecutive, equal monthly installments of ELEVEN THOUSAND ONE HUNDRED ELEVEN AND 11/100 DOLLARS ($11,111.11) each, commencing on May 1, 2002 and continuing on the first day of each calendar month thereafter with the balance thereof payable in full on July 1, 2002.

         2. Section 2(C)(2)(a) and Section 2(C)(2)(b) are hereby amended by deleting them in their entirety and by inserting in place thereof the following:

                           (a) INTEREST. The Vienna Term Loan shall bear
                  interest at a rate on the unpaid principal balance until the date paid in full at a rate per annum equal to the Base Rate plus three-fourths of one percent (3/4%), such interest being payable monthly commencing May 1, 2002 and continuing on the first day of each calendar month thereafter. Interest shall be computed on a three hundred sixty (360)-day year basis based upon the actual number of days elapsed.

                           (b) FIXED PRINCIPAL INSTALLMENTS. Subject otherwise
                  to the terms and provisions of the Vienna Term Note, the principal balance of the Vienna Term Loan shall be payable in Two (2) consecutive, equal monthly installments of EIGHT THOUSAND THREE HUNDRED THIRTY THREE AND 33/100 DOLLARS ($8,333.33) each, commencing on May 1, 2002 and continuing on the first day of each calendar month thereafter with the balance thereof payable in full on July 1, 2002.

         3. Section 2(D)(2) is hereby amended by deleting it in its entirety and by inserting in place thereof the following:

                  2. CASA GRANDE TERM LOAN. At the end of the Casa Grande Commitment Period, the Casa Grande Construction Loans automatically converted to a term loan (the "Casa Grande Term Loan"). The Casa Grande Note shall evidence the Casa Grande Term Loan. The Casa Grande Term Loan shall be payable in two (2) consecutive, equal monthly principal installments of SIXTEEN THOUSAND SIX HUNDRED SIXTY-SIX AND 00/100 DOLLARS ($16,666.00) each, together with all accrued interest due at the time of payment of each such installment of principal, commencing on May 1, 2002 and continuing on the first day of each calendar month thereafter with the balance thereof payable in full on July 1, 2002.. The Casa Grande Term Loan shall bear interest on the unpaid principal balance at a rate per annum equal to the Base Rate plus three-fourths of one percent (3/4%). Such interest is payable monthly commencing on May 1, 2002 and continuing on the first day of each calendar month thereafter. Interest shall be computed on a three hundred sixty
         (360)-day basis based upon the actual number of days elapsed.

         4. Section 2(E)(2)(a) and Section 2(E)(2)(b) are hereby amended by deleting them in their entirety and by inserting in place thereof the following:

                           (a) INTEREST. The LaGrange Term Loan shall bear
                  interest at a rate on the unpaid principal balance until the date paid in full at a rate per annum equal to the Base Rate plus three-fourths of one percent (3/4%), such interest being payable monthly commencing on May 1, 2002 and continuing on the first day of each calendar month thereafter. Interest shall be computed on a three hundred sixty (360)-day year basis based upon the actual number of days elapsed.

                           (b) FIXED PRINCIPAL INSTALLMENTS. Subject otherwise
                  to the terms and provisions of the LaGrange Term Note, the principal balance of the LaGrange Term Loan shall be payable in two (2) consecutive, equal monthly installments of EIGHT THOUSAND EIGHT HUNDRED EIGHTY-EIGHT AND 89/100 DOLLARS ($8,888.89) each, commencing on May 1, 2002 and continuing on the first day of each calendar month thereafter with the balance thereof payable in full on July 1, 2002.

         5. Section 2(A) of Rider A is hereby amended by deleting it in its entirety and by inserting in place thereof the following:

         A. Maintain on a basis consolidated with LPC's direct and indirect subsidiaries at all times a Tangible Net Worth equal to or greater than SEVEN MILLION AND 00/100 DOLLARS ($7,000,000).

         6. As a condition precedent to the effectiveness of this Agreement, Borrowers shall:

         (a) pay all reasonable legal fees and expenses of Lender incurred in connection with this Agreement;

         (b) execute and deliver to Lender a Promissory Note (North Canton Term
Loan), dated of even date herewith, and such Promissory Note shall be in the form and substance of EXHIBIT 1 attached hereto;

         (c) execute and deliver to Lender a Promissory Note (Vienna Term Loan), dated of even date herewith, and such Promissory Note shall be in the form and substance of EXHIBIT 2 attached hereto;

         (d) execute and deliver to Lender a Promissory Note (Casa Grande Term
Note), dated of even date herewith, and such Promissory Note shall be in the form and substance of EXHIBIT 3 attached hereto;

         (e) execute and deliver to Lender a Promissory Note (LaGrange Term
Loan), dated of even date herewith, and such Revolving Loan Note shall be in the form and substance of EXHIBIT 4 attached hereto; and

         (f) pay to Lender an amendment fee in the amount of Two Thousand Dollars ($2,000).

         7. The Loan Agreement is hereby amended by deleting Exhibit C in its entirety and by inserting in place thereof EXHIBIT 1 attached hereto.

         8. The Loan Agreement is hereby amended by deleting Exhibit E in its entirety and by inserting in place thereof EXHIBIT 2 attached hereto.

         9. The Loan Agreement is hereby amended by deleting Exhibit F in its entirety and by inserting in place thereof EXHIBIT 3 attached hereto.

         10. The Loan Agreement is hereby amended by deleting Exhibit H in its entirety and by inserting in place thereof EXHIBIT 4 attached hereto.

         11. Lender hereby waives Borrowers' failure to comply with the covenant contained in Section 2(A) of Rider A for the fiscal year ended December 31, 2001. The waiver of the aforementioned provision shall not operate as a waiver of any right, power or remedy of Lender under the Credit and Security Agreement, nor constitute a waiver of any provision of the Credit and Security Agreement, except as set forth herein.

         12. Borrowers hereby represent and warrant to Lender that (a) each Borrower has the legal power and authority to execute and deliver this Agreement; (b) this Agreement has been duly executed and delivered by each Borrower; (c) the execution and delivery hereof by each Borrower and the performance and observance by each Borrower of the provisions hereof do not violate or conflict with the organizational documents of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower; (d) as of the date hereof, and after giving effect to the transactions contemplated by this Agreement, each Borrower is able to pay its debts as they mature and each Borrower's capital is sufficient and not unreasonably small for the business and transaction in which such Borrower is engaged or about to engage; (e) no Default or Event of Default exists under the Credit and Security Agreement, nor will a Default or Event of Default occur upon the execution and delivery of this Agreement; and (f) this Agreement has been duly authorized, executed, and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms.

         13. Each reference that is made in the Credit and Security Agreement or any other writing shall hereafter be construed as a reference to the Credit and Security Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit and Security Agreement shall remain in full force and effect in accordance with their terms and shall not be amended or modified hereby.

         14. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         15. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF OHIO. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT OR AS REQUIRED BY APPLICABLE LAW, EACH BORROWER WAIVES (i) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER

AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH ANY BORROWER MAY IN ANY WAY BE LIABLE, (ii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES AND (iii) ITS RIGHT TO A JURY TRIAL IN THE EVENT OF ANY LITIGATION INSTITUTED IN RESPECT OF THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER CREDIT DOCUMENTS. EACH BORROWER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS EVIDENCED BY THIS AGREEMENT. EACH BORROWER HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION IN CONNECTION WITH THIS AGREEMENT MAY BE INSTITUTED IN THE COURTS OF THE STATE OF OHIO, IN THE COUNTY OF STARK OR THE UNITED STATES COURTS FOR THE NORTHERN DISTRICT OF OHIO, AS LENDER MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT, AND TO ALL PROCEEDINGS IN SUCH COURTS. BORROWERS AND LENDER ACKNOWLEDGE THAT JURY TRIALS OFTEN ENTAIL ADDITIONAL EXPENSES AND DELAYS NOT OCCASIONED BY NON-JURY TRIALS. BORROWERS AND LENDER AGREE AND STIPULATE THAT A FAIR TRIAL MAY BE HAD BEFORE A STATE OR FEDERAL JUDGE BY MEANS OF A BENCH TRIAL WITHOUT A JURY. IN VIEW OF THE FOREGOING, AND AS A SPECIFICALLY NEGOTIATED PROVISION OF THIS AGREEMENT, BORROWERS AND LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWERS AND LENDER HEREBY AGREE AND CONSENT THAT BORROWERS OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                                     LEXINGTON PRECISION CORPORATION


                                     By:   Michael A. Lubin
                                           -------------------------------
                                     Its:  Chairman of the Board
                                           -------------------------------


                                     LEXINGTON RUBBER GROUP, INC.
                                     (FKA LEXINGTON COMPONENTS, INC.)


                                     By:   Michael A. Lubin
                                           -------------------------------
                                     Its:  Chairman of the Board
                                           -------------------------------

                                     BANK ONE, NA (fka as Bank One, Akron, NA)


                                     By:   Randy Abrams
                                           -------------------------------
                                     Its:  Assistant Vice President
                                           -------------------------------

                                    EXHIBIT 1


                                    EXHIBIT C


                                 PROMISSORY NOTE
                            (North Canton Term Loan)

$1,244,444.52                                                New York, New York
                                                                April 1, 2002

         FOR VALUE RECEIVED, LEXINGTON PRECISION CORPORATION, a corporation organized under the laws of the State of Delaware ("LPC") and LEXINGTON RUBBER GROUP, INC. (FKA LEXINGTON COMPONENTS, INC.), a corporation organized and existing under the laws of the State of Delaware ("LRG") (hereinafter LPC and LRG are referred to each as Borrower singularly and referred to jointly and severally as the "Borrowers," which term shall mean each of the companies individually and both of them collectively), jointly and severally promise to pay to the order of BANK ONE, NA (fka Bank One, Akron, NA) (hereinafter referred to as the "Bank"), the principal amount of ONE MILLION TWO HUNDRED FORTY-FOUR THOUSAND FOUR HUNDRED FORTY-FOUR AND 52/100 DOLLARS ($1,244,444.52) pursuant to the repayment terms and dates set forth in Section 2(B)(2)(b) of the Agreement (as defined below), with interest on the unpaid balance of said principal amount from the date hereof at a rate per annum equal to the Base Rate (as defined in the Agreement) plus three-fourths of one percent (3/4%). If any installment of principal, interest or other amounts due and payable hereunder are not paid when due, or within any applicable grace periods set forth in the Agreement, the Borrowers shall pay interest thereon at the rate of three percent (3.0%) per annum in excess of the Base Rate, as defined in the Agreement hereinafter referred to, as the same may from time to time be established but not to exceed the maximum rate allowed by law. Bank shall have the right to assess a late payment processing fee in the amount of the greater of FIFTY AND NO/100 DOLLARS ($50.00) or five percent (5%) of the scheduled payment in the event of a default in payment that remains uncured for a period of at least ten (10) days.

         The Borrowers agree to pay the principal amount of this Note pursuant to the repayment terms and dates set forth in Section 2(B)(2)(b) of the Agreement. Monthly payments hereunder shall be applied first to interest due and the balance to reduction of the principal amount outstanding.

         Payments of both principal of and interest on this Note shall be made in lawful money of the United States of America, at 50 South Main Street, Akron, Ohio 44308-1888, or at such other place as the Bank or any subsequent holder hereof shall have designated to the Borrowers in writing. Interest payable on this Note shall be computed on a three hundred sixty (360) day per year basis counting the actual number of days elapsed. If any payment under this Note becomes due and payable on a day which is not a Business Day (as defined in this Agreement), payment thereof shall be made on the immediately succeeding Business Day.

         This Note is issued pursuant to and is entitled to the benefits of a Credit Facility and Security Agreement dated as of January 31, 1997, by and among the Borrowers and the Bank (as amended, the "Agreement"), to which Agreement reference is hereby made for a statement of the rights and obligations of the Bank and the duties and obligations of the Borrowers in relation thereto; but neither this reference to said Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of or interest on this Note when due.

         The Borrowers may prepay all or any portion of this Note at any time and in any amount without penalty or premium, provided that all prepayments shall be applied to installments of principal in the inverse order of their maturities.

         If an Event of Default, as defined in said Agreement, shall occur and shall be continuing, the principal of this Note may be declared immediately due and payable at the option, of the Bank.

         In the event that the Borrowers fail to pay any regularly scheduled principal or interest payment on this Note when due (other than as a result of acceleration thereof based on a default or event of default other than the failure to make any such regularly scheduled payments of principal or interest on the Note when due) which failure is not cured within the ten (10) day cure period provided in Section 6A of the Agreement (a "Payment Default"), or if an Event of Default occurs and is continuing, which arises from fraudulent act(s) or practice(s) of either Borrower which Event of Default is not cured within three (3) Business Days after the Borrowers' receipt of written notice thereof from the Bank (a "Fraud Default"), the Borrowers hereby authorize any attorney-at-law to appear in any court of record in the State of Ohio, or in any other state or territory of the United States, at any time or times after the above sum becomes due, and waive the issuance and service of process and confess judgment against it, in favor of any holder of this Note, for the amount then appearing due, together with the costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be used for obtaining an additional judgment or judgments. To the extent that the provisions of the cognovit warning set forth above the Borrowers signature specifically contradict the provisions of this paragraph regarding the requirement of a Payment Default or a Fraud Default to take a cognovit judgment, the provisions of this paragraph control.

         No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Borrowers shall be deemed duly given or made when sent, if given by telecopier, when delivered, if given by personal delivery or overnight commercial carrier, or the fifth calendar day after deposit in the United States mail, certified mail, return receipt requested, addressed to the address (or telecopier number) set forth in Rider A of the Agreement or such other address or telecopier number as may be hereafter designated in writing by the Borrowers to the Bank.

         This note is executed at New York, New York County, New York.

-------------------------------------------------------------------------------
         WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
-------------------------------------------------------------------------------


                                            LEXINGTON PRECISION CORPORATION
                                            ("Borrower")

                                            By:   Michael A. Lubin
                                                  -----------------------------
                                            Its:  Chairman of the Board
                                                  -----------------------------


                                            LEXINGTON RUBBER GROUP, INC.
                                            ("Borrower")


                                            By:   Michael A. Lubin
                                                  -----------------------------
                                            Its:  Chairman of the Board
                                                  -----------------------------

                                    EXHIBIT 2


                                    EXHIBIT E


                                 PROMISSORY NOTE
                               (Vienna Term Loan)


$898,200.24                                                  New York, New York
                                                                April 1, 2002


         FOR VALUE RECEIVED, LEXINGTON PRECISION CORPORATION, a corporation organized under the laws of the State of Delaware ("LPC") and LEXINGTON RUBBER GROUP, INC. (FKA LEXINGTON COMPONENTS, INC.), a corporation organized and existing under the laws of the State of Delaware ("LRG") (hereinafter LPC and LRG are referred to each as Borrower singularly and referred to jointly and severally as the "Borrowers," which term shall mean each of the companies individually and both of them collectively), jointly and severally promise to pay to the order of BANK ONE, NA (fka Bank One, Akron, NA) (hereinafter referred to as the "Bank"), the principal amount of EIGHT HUNDRED NINETY-EIGHT THOUSAND TWO HUNDRED AND 24/100 DOLLARS ($898,200.24), pursuant to the repayment terms and dates set forth in Section 2(C)(2)(b) of the Agreement (as defined below), or sooner as hereinafter provided, with interest on the unpaid balance of said principal amount from the date hereof at a rate per annum equal to the Base Rate (as defined in the Agreement) plus three-fourths of one percent (3/4%). If any installment of principal, interest or other amounts due and payable hereunder are not paid when due, or within any applicable grace periods set forth in the Agreement, the Borrowers shall pay interest thereon at the rate of three percent (3.0%) per annum in excess of the Base Rate (as defined in the Agreement) as the same may from time to time be established but not to exceed the maximum rate allowed by law. Bank shall have the right to assess a late payment processing fee in the amount of the greater of FIFTY AND NO/100 DOLLARS ($50.00) or five percent (5%) of the scheduled payment in the event of a default in payment that remains uncured for a period of at least ten (10) days.

         The Borrowers agree to pay the principal amount of this Note pursuant to the repayment terms and dates set forth in Section 2(B)(2)(b) of the Agreement. Monthly payments hereunder shall be applied first to interest due and the balance to reduction of the principal amount outstanding.

         Payments of both principal of and interest on this Note shall be made in lawful money of the United States of America, at 50 South Main Street, Akron, Ohio 44308-1888, or at such other place as the Bank or any subsequent holder hereof shall have designated to the Borrowers in writing. Interest payable on this Note shall be computed on a three hundred sixty (360) day per year basis counting the actual number of days elapsed. If any payment under this Note becomes due and payable on a day which is not a Business Day (as defined in this Agreement), payment thereof shall be made on the immediately succeeding Business Day.

         This Note is issued pursuant to and is entitled to the benefits of a Credit Facility and Security Agreement dated January 31, 1997, by and among the Borrowers and the Bank (as amended, the "Agreement"), to which Agreement reference is hereby made for a statement of the rights and obligations of the Bank and the duties and obligations of the Borrowers in relation thereto; but neither this reference to said Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of or interest on this Note when due.

         The Borrowers may prepay all or any portion of this Note at any time and in any amount without penalty or premium, provided that all prepayments shall be applied to installments of principal in the inverse order of their maturities.

         If an Event of Default (as defined in the Agreement), shall occur and shall be continuing, the principal of this Note may be declared immediately due and payable at the option of the Bank.

         In the event that the Borrowers fail to pay any regularly scheduled principal or interest payment on this Note when due (other than as a result of acceleration thereof based on a default or event of default other than the failure to make any such regularly scheduled payments of principal or interest on the Note when due) which failure is not cured within the ten (10) day cure period provided in Section 6A of the Agreement (a "Payment Default"), or if an Event of Default occurs and is continuing, which arises from fraudulent act(s) or practice(s) of either Borrower which Event of Default is not cured within three (3) Business Days after the Borrowers' receipt of written notice thereof from the Bank (a "Fraud Default"), the Borrowers hereby authorize any attorney-at-law to appear in any court of record in the State of Ohio, or in any other state or territory of the United States, at any time or times after the above sum becomes due, and waive the issuance and service of process and confess judgment against it, in favor of any holder of this Note, for the amount then appearing due, together with the costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be used for obtaining an additional judgment or judgments. To the extent that the provisions of the cognovit warning set forth above the Borrowers' signature specifically contradict the provisions of this paragraph regarding the requirement of a Payment Default or a Fraud Default to take a cognovit judgment, the provisions of this paragraph control.

         No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Company shall be deemed duly given or made when sent, if given by telecopier, when delivered, if given by personal delivery or overnight commercial carrier, or the fifth calendar day after deposit in the United States mail, certified mail, return receipt requested, addressed to the address (or telecopier number) set forth in Rider A of the Agreement or such other address or telecopier number as may be hereafter designated in writing by the Borrowers to the Bank.

         This note is executed at New York, New York County, New York.

--------------------------------------------------------------------------------
         WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------


                                             LEXINGTON PRECISION CORPORATION
                                             ("Borrower")


                                             By:   Michael A. Lubin
                                                   ----------------------------
                                             Its:  Chairman of the Board
                                                   ----------------------------


                                             LEXINGTON RUBBER GROUP, INC.
                                             ("Borrower")


                                             By:   Michael A. Lubin
                                                   ----------------------------
                                             Its:  Chairman of the Board
                                                   ----------------------------

                                    EXHIBIT 3

                                    EXHIBIT F


                                 PROMISSORY NOTE
                               (Casa Grande Note)

$2,061,452.32                                                New York, New York
                                                                April 1, 2002


         FOR VALUE RECEIVED, LEXINGTON PRECISION CORPORATION, a corporation organized under the laws of the State of Delaware ("LPC") and LEXINGTON RUBBER GROUP, INC. (FKA LEXINGTON COMPONENTS, INC.), a corporation organized and existing under the laws of the State of Delaware ("LRG") (hereinafter LPC and LRG are referred to each as Borrower singularly and referred to jointly and severally as the "Borrowers," which term shall mean each of the companies individually and both of them collectively), jointly and severally promise to pay to the order of BANK ONE, NA (fka Bank One, Akron, NA) (hereinafter referred to as the "Bank"), the principal amount of TWO MILLION SIXTY-ONE THOUSAND FOUR HUNDRED FIFTY-TWO AND 32/100 DOLLARS ($2,061,452.32), pursuant to the repayment terms and dates set forth in Section 2(D)(2) of the Agreement (as defined below), with interest on the unpaid principal balance from the date hereof at a rate per annum equal to The Base Rate (as defined in the Agreement) plus three-fourths of one percent (3/4%) as follows: Interest on the Casa Grande Term Loan is payable monthly commencing on May 1, 2002 and continuing on the first day of each calendar month thereafter. Interest shall be computed on a three hundred sixty (360) day basis based upon the actual number of days elapsed.

         If any installment of principal, interest or other amounts due and payable hereunder are not paid when due, or within any applicable grace periods set forth in the Agreement, the Borrowers shall pay interest thereon at the Default Rate (as defined in the Agreement). Bank shall have the right to assess a late payment processing fee in the amount of the greater of FIFTY AND NO/100 DOLLARS ($50.00) or five percent (5%) of the scheduled payment in the event of a default in payment that remains uncured for a period of at least ten (10) days.

         The Borrowers agree to pay the principal amount of this Note pursuant to the repayment terms and dates set forth in Section 2(B)(2)(b) of the Agreement. Monthly payments hereunder shall be applied first to interest due and the balance to reduction of the principal amount outstanding.

         Payments of both principal of and interest on this Note shall be made in lawful money of the United States of America, at 50 South Main Street, Akron, Ohio 44308-1888, or at such other place as the Bank or any subsequent holder hereof shall have designated to the Borrowers in writing. Interest payable on this Note shall be computed on a three hundred sixty (360) day per year basis counting the actual number of days elapsed. If any payment under this Note becomes due and payable on a day which is not a Business Day (as defined in this Agreement), payment thereof shall be made on the immediately succeeding Business Day.

         This Note is issued pursuant to and is entitled to the benefits of a Credit Facility and Security Agreement dated January 31, 1997, by and among the Borrowers and the Bank (as amended, the "Agreement"), to which Agreement reference is hereby made for a statement of the rights and obligations of the Bank and the duties and obligations of the Borrowers in relation thereto; but neither this reference to said Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of or interest on this Note when due. This Note evidences the obligations of Borrowers in respect of the Casa Grande Construction Loans and the Casa Grande Term Loan.

         The Borrowers may prepay all or any portion of this Note at any time and in any amount without penalty or premium, provided that all prepayments shall be applied to installments of principal in the inverse order of their maturities.

         If an Event of Default (as defined in the Agreement), shall occur and shall be continuing, the principal of this Note may be declared immediately due and payable at the option of the Bank.

         In the event that the Borrowers fail to pay any regularly scheduled principal or interest payment on this Note when due (other than as a result of acceleration thereof based on a default or event of default other than the failure to make any such regularly scheduled payments of principal or interest on the Note when due) which failure is not cured within the ten (10) day cure period provided in Section 6A of the Agreement (a "Payment Default"), or if an Event of Default occurs and is continuing, which arises from fraudulent act(s) or practice(s) of either Borrower which Event of Default is not cured within three (3) Business Days after the Borrowers' receipt of written notice thereof from the Bank (a "Fraud Default"), the Borrowers hereby authorize any attorney-at-law to appear in any court of record in the State of Ohio, or in any other state or territory of the United States, at any time or times after the above sum becomes due, and waive the issuance and service of process and confess judgment against it, in favor of any holder of this Note, for the amount then appearing due, together with the costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be used for obtaining an additional judgment or judgments. To the extent that the provisions of the cognovit warning set forth above the Borrowers' signature specifically contradict the provisions of this paragraph regarding the requirement of a Payment Default or a Fraud Default to take a cognovit judgment, the provisions of this paragraph control.

         No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Borrowers shall be deemed duly given or made when sent, if given by telecopier, when delivered, if given by personal delivery or overnight commercial carrier, or the fifth calendar day after deposit in the United States mail, certified mail, return receipt requested, addressed to the address (or telecopier number) set forth in Rider A of the Agreement or such other address or telecopier number as may be hereafter designated in writing by the Borrowers to the Bank.

         This note is executed at New York, New York County, New York.

--------------------------------------------------------------------------------
         WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------


                                           LEXINGTON PRECISION CORPORATION
                                           ("Borrower")


                                           By:   Michael A. Lubin
                                                 ------------------------------
                                           Its:  Chairman of the Board
                                                 ------------------------------


                                           LEXINGTON RUBBER GROUP, INC.
                                           ("Borrower")


                                           By:   Michael A. Lubin
                                                 ------------------------------
                                           Its:  Chairman of the Board
                                                 ------------------------------

                                    EXHIBIT 4


                                    EXHIBIT H


                                 PROMISSORY NOTE
                              (LaGrange Term Loan)

$1,048,888.82                                                New York, New York
                                                                April 1, 2002


         FOR VALUE RECEIVED, LEXINGTON PRECISION CORPORATION, a corporation organized under the laws of the State of Delaware ("LPC") and LEXINGTON RUBBER GROUP, INC. (FKA LEXINGTON COMPONENTS, INC.),, a corporation organized and existing under the laws of the State of Delaware ("LRG") (hereinafter LPC and LRG are referred to each as Borrower singularly and referred to jointly and severally as the "Borrowers," which term shall mean each of the companies individually and both of them collectively), jointly and severally promise to pay to the order of BANK ONE, NA (fka Bank One, Akron, NA) (hereinafter referred to as the "Bank"), the principal amount of ONE MILLION FORTY-EIGHT THOUSAND EIGHT HUNDRED EIGHTY-EIGHT AND 82/100 DOLLARS ($1,048,888.82), pursuant to the repayment terms and dates set forth in Section 2(e)(2)(b) of the Agreement (as defined below), or sooner as hereinafter provided, with interest on the unpaid balance of said principal amount from the date hereof at a rate per annum equal to the Base Rate (as defined in the Agreement) plus three-fourths of one percent (3/4%). If any installment of principal, interest or other amounts due and payable hereunder are not paid when due, or within any applicable grace periods set forth in the Agreement, the Borrowers shall pay interest thereon at the Default Rate (as defined in the Agreement). Bank shall have the right to assess a late payment processing fee in the amount of the greater of FIFTY AND NO/100 DOLLARS ($50.00) or five percent (5%) of the scheduled payment in the event of a default in payment that remains uncured for a period of at least ten (10) days.

         The Borrowers agree to pay the principal amount of this Note pursuant to the repayment terms and dates set forth in Section 2(B)(2)(b) of the Agreement. Monthly payments hereunder shall be applied first to interest due and the balance to reduction of the principal amount outstanding.

         Payments of both principal of and interest on this Note shall be made in lawful money of the United States of America, at 50 South Main Street, Akron, Ohio 44308-1888, or at such other place as the Bank or any subsequent holder hereof shall have designated to the Borrowers in writing. Interest payable on this Note shall be computed on a three hundred sixty (360) day per year basis counting the actual number of days elapsed. If any payment under this Note becomes due and payable on a day which is not a Business Day (as defined in this Agreement), payment thereof shall be made on the immediately succeeding Business Day.

         This Note is issued pursuant to and is entitled to the benefits of a Credit Facility and Security Agreement dated January 31, 1997, by and among the Borrowers and the Bank (as amended, the "Agreement"), to which Agreement reference is hereby made for a statement of the rights and obligations of the Bank and the duties and obligations of the Borrowers in relation thereto; but neither this reference to said Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of or interest on this Note when due.

         The Borrowers may prepay all or any portion of this Note at any time and in any amount without penalty or premium, provided that all prepayments shall be applied to installments of principal in the inverse order of their maturities.

         If an Event of Default (as defined in the Agreement), shall occur and shall be continuing, the principal of this Note may be declared immediately due and payable at the option of the Bank.

         In the event that the Borrowers fail to pay any regularly scheduled principal or interest payment on this Note when due (other than as a result of acceleration thereof based on a default or event of default other than the failure to make any such regularly scheduled payments of principal or interest on the Note when due) which failure is not cured within the ten (10) day cure period provided in Section 6A of the Agreement (a "Payment Default"), or if an Event of Default occurs and is continuing, which arises from fraudulent act(s) or practice(s) of either Borrower which Event of Default is not cured within three (3) Business Days after the Borrowers' receipt of written notice thereof from the Bank (a "Fraud Default"), the Borrowers hereby authorize any attorney-at-law to appear in any court of record in the State of Ohio, or in any other state or territory of the United States, at any time or times after the above sum becomes due, and waive the issuance and service of process and confess judgment against it, in favor of any holder of this Note, for the amount then appearing due, together with the costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be used for obtaining an additional judgment or judgments. To the extent that the provisions of the cognovit warning set forth above the Borrowers' signature specifically contradict the provisions of this paragraph regarding the requirement of a Payment Default or a Fraud Default to take a cognovit judgment, the provisions of this paragraph control.

         No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Borrower shall be deemed duly given or made when sent, if given by telecopier, when delivered, if given by personal delivery or overnight commercial carrier, or the fifth calendar day after deposit in the United States mail, certified mail, return receipt requested, addressed to the address (or telecopier number) set forth in Rider A of the Agreement or such other address or telecopier number as may be hereafter designated in writing by the Borrowers to the Bank.

         This note is executed at New York, New York County, New York.

--------------------------------------------------------------------------------
         WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------


                                           LEXINGTON PRECISION CORPORATION
                                           ("Borrower")


                                           By:   Michael A. Lubin
                                                 ------------------------------
                                           Its:  Chairman of the Board
                                                 ------------------------------


                                           LEXINGTON RUBBER GROUP, INC.
                                           ("Borrower")


                                           By:   Michael A. Lubin
                                                 ------------------------------
                                           Its:  Chairman of the Board
                                                 ------------------------------